Exhitbit 10.10

GUARANTY AGREEMENT

This GUARANTY AGREEMENT is dated and effective as of December __, 2019 (this “Guaranty”), and is made, jointly and severally, by SEAPORT GROUP ENTERPRISES, LLC, a limited liability company organized and existing under the laws of the State of California, and TCA ROYALTY FOODS I, LLC, a limited liability company organized and existing under the laws of the State of Florida, SNOBAR HOLDINGS, INC., a corporation incorporated under the laws of the State of Delaware, SNOBAR TRUST, INTERNATIONAL PRODUCTION IMPEX CORP., a corporation incorporated under the laws of the State of California, and MAS GLOBAL DISTRIBUTORS, INC., a corporation incorporated under the laws of the State of California (each, a “Guarantor” and together, the “Guarantors”), in favor of TCA SPECIAL SITUATIONS CREDIT STRATEGIES ICAV an Irish collective asset vehicle (the “Buyer”).

WHEREAS, pursuant to a Securities Purchase Agreement dated as of December __, 2019 and effective as of December __, 2019 (the “Purchase Agreement”) by and between Pacific Ventures Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the Buyer, the Company has agreed to issue to the Buyer and the Buyer has agreed to purchase from Company certain senior secured redeemable debentures (the “Debentures”), as more specifically set forth in the Purchase Agreement; and

WHEREAS, in order to induce Buyer to purchase the Debentures, and with full knowledge that Buyer would not purchase the Debentures without this Guaranty, each Guarantor has agreed to execute and deliver this Guaranty to Buyer, for the benefit of Buyer, as security interest in all of the assets and property of such Guarantor to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Purchase Agreement, the Debentures and the other Transaction Documents; and

WHEREAS, each Guarantor is a subsidiary of the Company will significantly benefit from Buyer’s purchase of the Debentures from the Company; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1. OBLIGATIONS GUARANTEED

Each Guarantor hereby, jointly and severally, guarantees and becomes surety to Buyer for the full, prompt and unconditional payment and performance of the Obligations, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Company under the Debentures and the other Transaction Documents. This Guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Buyer may require a Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against such Guarantor without being required to bring any proceeding or take any action against Company or any other Person prior thereto; the liability of each Guarantor hereunder being independent of and separate from the liability of Company, any other guarantor, any other Person, and the availability of other collateral security for the Debentures and the other Transaction Documents.

2. DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement, unless the context of this Guaranty requires otherwise.

3. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to Buyer as follows:

3.1. Organization, Powers. The Guarantors: (i) are each a limited liability company organized and existing under the laws of the State of California or Florida, as applicable; (ii) have the power and authority to own their properties and assets and to carry on their business as now being conducted and as now contemplated; and (iii) have the power and authority to execute, deliver and perform (and the officer or manager executing this Guaranty on behalf of each of the Guarantors has been duly authorized to so act and execute this Guaranty on behalf of the Guarantors), and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Transaction Documents to which it is a party.

3.2. Execution of Guaranty. This Guaranty, and each other Transaction Document to which the Guarantors are a party, have been duly executed and delivered by the Guarantors. Execution, delivery and performance of this Guaranty and each other Transaction Document to which the Guarantors are a party will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any governmental authority, or any provision of any contract or other instrument to which the Guarantors are a party or by which the Guarantors or any of their properties or assets are bound; (ii) result in the creation or imposition of any lien, claim or encumbrance of any nature, other than the liens created by the Transaction Documents; and (iii) require any consent from, exemption of, or filing or registration with, any governmental authority or any other Person, other than any filings in connection with the liens created by the Transaction Documents.

3.3. Obligations of Guarantors. This Guaranty and each other Transaction Document to which the Guarantors are a party are the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The purchase of the Debenture by Buyer and the assumption by the Guarantors of their obligations hereunder and under any other Transaction Document to which the Guarantors are a party will result in material benefits to Guarantor. This Guaranty was entered into by the Guarantors for commercial purposes.

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3.4. Litigation. There is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever at law or in equity or by or before any governmental authority now pending or, to the knowledge of the Guarantors, threatened, against or affecting the Guarantors or any of their properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Obligations; (ii) the Guarantors’ right to carry on its business substantially as now conducted (and as now contemplated); (iii) the Guarantors’ financial condition; or (iv) the Guarantors’ capacity to consummate and perform its obligations under this Guaranty or any other Transaction Document to which the Guarantors are a party.

3.5. No Defaults. The Guarantors are not in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any contract or other instrument to which each Guarantor is a party or by which each Guarantor or any of its properties or assets are bound.

3.6. No Untrue Statements. To the knowledge of each Guarantor, no Transaction Document or other document, certificate or statement furnished to Buyer by or on behalf of Company or each Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Each Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Buyer as an inducement to purchase the Debentures.

4. NO LIMITATION OF LIABILITY

4.1. Each Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than such Guarantor and, in full recognition of that fact, each Guarantor consents and agrees that Buyer may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Obligations or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Obligations, any security therefor, or any of the Transaction Documents evidencing same, and the Guaranty herein made shall apply to the Obligations and the Transaction Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Obligations; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Obligations, or any part thereof, or any of the Transaction Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against Company or other Persons (including against any Guarantor) or against any security for the Obligations; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Obligations, or any part thereof; (vi) accept partial payments on the Obligations; (vii) receive and hold additional security or guaranties for the Obligations, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Buyer, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other Person who is in any way obligated for any of the Obligations, or any part thereof; (x) settle or compromise any Obligations, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner Buyer deems appropriate), and subordinate the payment of any of the Obligations, whether or not due, to the payment of liabilities owing to creditors of Company other than Buyer and Guarantors; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of Company or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of a Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Obligations and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, Company or any other Person (including any Guarantor) in respect of the Obligations.

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4.2. The invalidity, irregularity or unenforceability of all or any part of the Obligations or any Transaction Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Buyer, or otherwise, shall not affect, impair or be a defense to any Guarantor’s obligations under this Guaranty.

4.3. Upon the occurrence and during the continuance of any Event of Default, Buyer may enforce this Guaranty independently of any other remedy, guaranty or security Buyer at any time may have or hold in connection with the Obligations, and it shall not be necessary for Buyer to marshal assets in favor of Company, any other guarantor of the Obligations or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Each Guarantor expressly waives any right to require Buyer to marshal assets in favor of Company or any other Person, or to proceed against Company or any other guarantor of the Obligations or any collateral provided by any Person, and agrees that Buyer may proceed against any obligor (including any Guarantor) and/or the collateral in such order as Buyer shall determine in its sole and absolute discretion. Buyer may file a separate action or actions against any Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Guarantor agrees that Buyer and Company may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

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4.4. EACH GUARANTOR EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM WHICH THE CREDIT PARTIES MAY NOW HAVE AS OF THE DATE HEREOF, OR AS THEY MAY IN THE FUTURE COME TO HAVE, TO ANY ACTION BY BUYER IN ENFORCING THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS — OTHER THAN FOR SET OFF TO ESTABLISH THE AMOUNTS DUE AND PAID PURSUANT TO THE DEBENTURES OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING BUT NOT LIMITED TO THOSE ASSERTED BY REASON OF: (I) ANY DISABILITY OR OTHER DEFENSE OF COMPANY, OR ANY OTHER GUARANTOR FOR THE OBLIGATIONS, WITH RESPECT TO THE OBLIGATIONS; (II) THE UNENFORCEABILITY OR INVALIDITY OF ANY SECURITY FOR OR GUARANTY OF THE OBLIGATIONS OR THE LACK OF PERFECTION OR CONTINUING PERFECTION OR FAILURE OF PRIORITY OF ANY SECURITY FOR THE OBLIGATIONS; (III) THE CESSATION FOR ANY CAUSE WHATSOEVER OF THE LIABILITY OF COMPANY, OR ANY OTHER GUARANTOR OF THE OBLIGATIONS (OTHER THAN BY REASON OF THE FULL PAYMENT AND PERFORMANCE OF ALL OBLIGATIONS (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS)); (IV) ANY FAILURE OF BUYER TO MARSHAL ASSETS IN FAVOR OF COMPANY OR ANY OTHER PERSON; (V) ANY FAILURE OF BUYER TO GIVE NOTICE OF SALE OR OTHER DISPOSITION OF COLLATERAL TO COMPANY OR ANY OTHER PERSON OR ANY DEFECT IN ANY NOTICE THAT MAY BE GIVEN IN CONNECTION WITH ANY SALE OR DISPOSITION OF COLLATERAL; (VI) ANY FAILURE OF BUYER TO COMPLY WITH APPLICABLE LAWS IN CONNECTION WITH THE SALE OR OTHER DISPOSITION OF ANY COLLATERAL OR OTHER SECURITY FOR ANY OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY FAILURE OF BUYER TO CONDUCT A COMMERCIALLY REASONABLE SALE OR OTHER DISPOSITION OF ANY COLLATERAL OR OTHER SECURITY FOR ANY OBLIGATIONS; (VII) ANY ACT OR OMISSION OF BUYER OR OTHERS THAT DIRECTLY OR INDIRECTLY RESULTS IN OR AIDS THE DISCHARGE OR RELEASE OF COMPANY OR ANY OTHER GUARANTOR OF THE OBLIGATIONS, OR OF ANY SECURITY OR GUARANTY THEREFOR BY OPERATION OF LAW OR OTHERWISE; (VIII) ANY LAW WHICH PROVIDES THAT THE OBLIGATION OF A SURETY OR GUARANTOR MUST NEITHER BE LARGER IN AMOUNT OR IN OTHER RESPECTS MORE BURDENSOME THAN THAT OF THE PRINCIPAL OR WHICH REDUCES A SURETY’S OR GUARANTOR’S OBLIGATION IN PROPORTION TO THE PRINCIPAL OBLIGATION; (IX) ANY FAILURE OF BUYER TO FILE OR ENFORCE A CLAIM IN ANY BANKRUPTCY OR OTHER PROCEEDING WITH RESPECT TO ANY PERSON; (X) THE ELECTION BY BUYER, IN ANY BANKRUPTCY PROCEEDING OF ANY PERSON, OF THE APPLICATION OR NON-APPLICATION OF SECTION 1111(B)(2) OF THE UNITED STATES BANKRUPTCY CODE; (XI) ANY EXTENSION OF CREDIT OR THE GRANT OF ANY LIEN UNDER SECTION 364 OF THE UNITED STATES BANKRUPTCY CODE; (XII) ANY USE OF COLLATERAL UNDER SECTION 363 OF THE UNITED STATES BANKRUPTCY CODE; (XIII) ANY GUARANTY OR STIPULATION WITH RESPECT TO THE PROVISION OF ADEQUATE PROTECTION IN ANY BANKRUPTCY PROCEEDING OF ANY PERSON; (XIV) THE AVOIDANCE OF ANY LIEN OR SECURITY INTEREST IN FAVOR OF BUYER FOR ANY REASON; (XV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, READJUSTMENT OF DEBT, LIQUIDATION OR DISSOLUTION PROCEEDING COMMENCED BY OR AGAINST ANY PERSON, INCLUDING WITHOUT LIMITATION ANY DISCHARGE OF, OR BAR OR STAY AGAINST COLLECTING, ALL OR ANY OF THE OBLIGATIONS (OR ANY INTEREST THEREON) IN OR AS A RESULT OF ANY SUCH PROCEEDING; OR (XVI) ANY ACTION TAKEN BY BUYER THAT IS AUTHORIZED BY THIS SECTION OR ANY OTHER PROVISION OF ANY TRANSACTION DOCUMENT. EACH GUARANTOR EXPRESSLY WAIVES ALL SETOFFS (OTHER THAN AS SET FORTH HEREIN) AND COUNTERCLAIMS AND ALL PRESENTMENTS, DEMANDS FOR PAYMENT OR PERFORMANCE, NOTICES OF NONPAYMENT OR NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, NOTICES OF DISHONOR AND ALL OTHER NOTICES OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE OBLIGATIONS, AND ALL NOTICES OF ACCEPTANCE OF THIS GUARANTY OR OF THE EXISTENCE, CREATION OR INCURRENCE OF NEW OR ADDITIONAL OBLIGATIONS. EACH GUARANTOR UNDERSTANDS AND AGREES THAT THEY ARE WAIVING DEFENSES AND CLAIMS WHICH MAY NOT YET HAVE ACCRUED OR OF WHICH THEY MAY NOT YET BE AWARE AS A MATERIAL INDUCEMENT FOR BUYER ENTERING THIS GUARANTY AND GRANTING ANY FINANCIAL ACCOMMODATION TO THE CREDIT PARTIES. THIS PROVISION IS INTENDED TO BE ONSTRUED AS BROADLY AS PERMISSIBLE UNDER APPLICABLE LAW.

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4.5. This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Company to Buyer shall have been paid in full in cash and all obligations of Company with respect to any of the Obligations shall have terminated or expired (other than contingent indemnification obligations) (such date is referred to herein as the “Termination Date”).

5. LIMITATION ON SUBROGATION

Until the Termination Date, each Guarantor waives any present or future right to which such Guarantor is or may become entitled to be subrogated to Buyer’s rights against Company or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Buyer against Company or any security which Buyer now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to a Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Obligations have not been paid in full, such Guarantor shall hold such funds or property in trust for Buyer and shall forthwith pay over to Buyer such funds and/or property to be applied by Buyer to the Obligations.

6. COVENANTS

6.1. Financial Statements; Compliance Certificate. No later than ten (10) days after written request therefore from Buyer, each Guarantor shall deliver to Buyer: (a) financial statements disclosing all of such Guarantor’s assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and in form acceptable to Buyer, signed by an officer, manager or director of Guarantor, and certified by such officer, manager or director to Buyer to be true, correct and complete in all material respects; (b) complete copies of federal tax returns, including all schedules, each of which shall be signed and certified an officer, manager or director of Guarantor to be true and complete copies of such returns; (c) an Affirmation and Compliance Certificate as provided in section 7.1(d) of the Purchase Agreement every sixty (60) days following closing of the Effective Date and (d) such other information respecting such Guarantor as Buyer may from time to time reasonably request.

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6.2. Subordination of Other Debts. Each Guarantor hereby subordinates the obligations now or hereafter owed by Company to such Guarantor (“Subordinated Debt”) to any and all obligations of Company to Buyer now or hereafter existing while this Guaranty is in effect, and hereby agrees that such Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to a Guarantor, through error or otherwise, shall immediately be forwarded to Buyer by such Guarantor, properly endorsed to the order of Buyer, to apply to the Obligations.

6.3. Security for Guaranty. Each Guarantor’s obligations and liabilities evidenced by this Guaranty are also secured by all of the Collateral of the Guarantors pursuant to that certain Security Agreement by and between Guarantors and Buyer made of even date herewith (the “Security Agreement”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Transaction Documents to which a Guarantor is a party which are to be kept and performed by a Guarantor are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and each Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7. EVENTS OF DEFAULT

Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

7.1. The occurrence of any “Event of Default” (as defined in any of the Transaction Documents) under the Purchase Agreement, the Debentures or any other Transaction Documents, whether by Borrower or Guarantor;

7.2. A breach by a Guarantor of any term, covenant, condition, obligation or agreement under this Guaranty; and

7.3. Any representation or warranty made by any Guarantor in this Guaranty shall prove to be false, incorrect or misleading in any material respect as of the date when made.

8. REMEDIES.

8.1. Upon an Event of Default, as provided in the Debenture or any other Transaction Document, all liabilities and obligations of each Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, Buyer may:

8.1.1. Enforce the obligations of a Guarantor under this Guaranty.

8.1.2. To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Obligations any sum owed by Buyer in any capacity to a Guarantor whether due or not.

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8.1.3. Perform any covenant or agreement of a Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Buyer may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Buyer in connection with the foregoing shall be included in the Obligations guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Buyer shall not be deemed to be a waiver or release of any Guarantor hereunder and shall be without prejudice to any other right or remedy of Buyer.

8.2. Settlement of any claim by Buyer against Company, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Company or any other obligated Person and legally retained by Buyer in connection with the settlement (unless otherwise provided for herein).

9. MISCELLANEOUS.

9.1. Disclosure of Financial Information. Buyer is hereby authorized to disclose any financial or other information about a Guarantor to any governmental authority having jurisdiction over Buyer or to any present, future or prospective participant or successor in interest in the Debentures. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about a Guarantor.

9.2. Remedies Cumulative. The rights and remedies of Buyer, as provided herein and in any other Transaction Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Buyer at law or in equity. The failure, at any one or more times, of Buyer to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Buyer shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.3. Integration. This Guaranty and the other Transaction Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4. NON-RELIANCE. EACH GUARANTOR UNDERSTANDS AND ACKNOWLEDGES THAT THE AGENTS AND REPRESENTATIVES OF BUYER DO NOT HAVE AUTHORITY TO MAKE ANY STATEMENTS, PROMISES OR REPRESENTATIONS IN CONFLICT WITH OR IN ADDITION TO THE INFORMATION CONTAINED IN THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENTS, AND BUYER HEREBY SPECIFICALLY DISCLAIMS ANY RESPONSIBILITY FOR ANY SUCH STATEMENTS, PROMISES OR REPRESENTATIONS. BY EXECUTION OF THIS GUARANTY, EACH GUARANTOR ACKNOWLEDGES THAT HE/SHE/IT HAS NOT RELIED UPON SUCH STATEMENTS, PROMISES OR REPRESENTATIONS, IF ANY, AND WAIVES ANY RIGHTS, DEFENSES, OR CLAIMS ARISING FROM ANY SUCH STATEMENTS, PROMISES OR REPRESENTATIONS.

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9.5. Attorneys’ Fees and Expenses. If Buyer retains the services of counsel in connection with the exercise, enforcement, or defense of any of the rights of the Buyer under this Agreement or the Transaction Documents, on account of any matter involving this Guaranty, or for examination of matters subject to Buyer’s approval under the Transaction Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Buyer shall forthwith, on demand, become due and payable and shall be guaranteed hereby, including but not limited to reasonable attorneys’ fees and costs at all levels of any litigation or other proceeding including but not limited to any appeals and enforcement of judgments.

9.6. No Implied Waiver. Buyer shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Buyer, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.7. Waiver. Except as otherwise provided herein or in any of the Transaction Documents, each Guarantor waives notice of acceptance of this Guaranty and notice of the Obligations and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which such Guarantor might otherwise be entitled or which might be required by law to be given by Buyer. Each Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Buyer against it. Each Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Buyer any defenses, set-offs, counterclaims, or claims that such Guarantor may have at any time against Company or any other party liable to Buyer.

9.8. No Third Party Beneficiary. Except as otherwise provided herein, Guarantors and Buyer do not intend the benefits of this Guaranty to inure to any third party and no third party (including Company) shall have any status, right or entitlement under this Guaranty.

9.9. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.10. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by any Guarantor without the prior written consent of Buyer, and any such assignment or attempted assignment by a Guarantor shall be void and of no effect with respect to the Buyer.

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9.11. Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Agreement does not permit implied amendments based upon course of dealing or silence or oral representations of any sort.

9.12. Sales or Participations. Buyer may from time to time sell or assign the Debentures, in whole or in part, or grant participations in the Debentures and/or the obligations evidenced thereby without the consent of Company or any Guarantor (other than as provided in the Purchase Agreement), provided, however, Buyer shall provide written notice to Company and Guarantors of any such assignment or grant of participations. The holder of any such sale, assignment or participation, if the applicable agreement between Buyer and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Buyer (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantors (to the extent of such holder’s interest or participation), in each case as fully as though Guarantors were directly indebted to such holder. Buyer may in its discretion give notice to Guarantors of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Buyer’s or such holder’s rights hereunder.

9.13. MANDATORY FORUM SELECTION. Any dispute arising under, relating to, or in connection with THIS GUARANTY or related to any matter which is the subject of or incidental to THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR THE COLLATERAL (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida; provided, however, BUYER may, at its sole option, elect to bring any action in any other jurisdiction. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law OR WYOMING LAW, AS APPLICABLE. EACH GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING IT SITUS IN SUCH COUNTY (OR TO ANY JURISDICTION OR VENUE, IF BUYER SO ELECTS), AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

9.14. WAIVER OF PERSONAL SERVICE. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY FEDERAL EXPRESS, DIRECTED TO SUCH GUARANTOR, AS SET FORTH AND ACCORDING TO THE TERMS IN THE NOTICE PROVISIONS HEREIN. EACH GUARANTOR AGREES THAT NO ACKNOWLEDGMENT OF ACTUAL RECEIPT OF PROCESS IS REQUIRED AND SERVICE WILL BE DEEMED EFFECTIVE PURSUANT TO THE TERMS OF NOTICE PROVISIONS CONTAINED HEREIN. SERVICE MAY ALSO BE MADE IN ANY MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

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9.15. Notices. All notices, requests and demands to or upon Buyer or Guarantors, to be effective, shall be delivered in the manner and addressed at the applicable address set forth in the Purchase Agreement. Each Guarantor agrees and acknowledges that notice may be sent and delivered to the Company, as required under the Purchase Agreement, and such notice to the Company shall be deemed valid and effective notice to Guarantors hereunder.

9.16. Governing Law. Except as may be for the Mandatory Forum Selection clause set forth in Section 9.13 hereof, this Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Wyoming without reference to conflict of laws principles.

9.17. Joint and Several Liability. The word “Guarantor” or “Guarantors” shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several. The liability of the Guarantors shall also be joint and several with the liability of any other guarantor under any other guaranty.

9.18. Continuing Enforcement. If, after receipt of any payment of all or any part of the Obligations, Buyer is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and each Guarantor shall be liable for, and shall indemnify, defend and hold harmless Buyer with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Obligations, the cancellation, conversion or redemption of the Debentures, this Guaranty or any other Transaction Document, the release of any security interest, lien or encumbrance securing the Obligations or any other action which Buyer may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

9.19. WAIVER OF JURY TRIAL. EACH GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BUYER OR ANY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BUYER AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BUYER AND EACH GUARANTOR WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT BUYER WOULD NOT PURCHASE THE DEBENTURES IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

[ signature page follows ]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SEAPORT GROUP ENTERPRISES, LLC

Name:	Shannon Masjedi
Title:	Manager

STATE OF ____________  )

       ) SS.

COUNTY OF ___________  )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, a Manager of Seaport Group Enterprises, LLC, a California limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

TCA ROYALTY FOODS I, LLC

Name:	Shannon Masjedi
Title:	Manager

STATE OF ________________ )

     ) SS.

COUNTY OF ______________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, a Manager of TCA Royalty Foods I, LLC, a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SNOBAR HOLDINGS, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ____________ )

      SS.

COUNTY OF ___________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, chief executive officer of Snobar Holdings, Inc., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SNOBAR TRUST

By:
Name:	Azizollah Masjedi
Title:	Trustee

STATE OF ____________ )

      SS.

COUNTY OF __________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Azizollah Masjedi, the Trustee of Snobar Trust, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said trust, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

INTERNATIONAL PRODUCTION IMPEX CORP.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ____________ )

      SS.

COUNTY OF __________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, chief executive officer of International Production Impex Corp., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

MAS GLOBAL DISTRIBUTORS, INC.

By:
Name:	Shannon Masjedi
Title:	Chief Executive Officer

STATE OF ____________ )

      SS.

COUNTY OF __________ )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, chief executive officer of MAS Global Distributors, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

[signature page to Guaranty Agreement (Corporate Guarantors)]

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